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                    CERTAIN MATERIALS HAVE BEEN OMITTED AND
               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR

Exhibit 10.13

                              AGREEMENT BETWEEN
                        DAKOTA GROWERS PASTA COMPANY
                                     AND
                            JP FOODSERVICE, INC.


The following outlines the terms and conditions of this agreement:

A.  PRODUCTS

A line of dry pasta products for the Foodservice and retail markets packed under the Roseli brand.

B.  PRICING: TERMS OF SALE

1. Current pricing as of March 3, 1997, as listed on the attached Roseli/JP Foodservice net pricing schedule.

2. Product pricing will be subject to adjustment every calendar quarter beginning with the period from July 1, 1997 - September 30, 1997. An adjustment to pricing will be made based on the projected Minneapolis semolina price during that quarter. Current pricing, covering the period from March 3, 1997 - June 30, 1997, is based on $14.50 per cwt semolina.

3. It is understood that JP Foodservice reserves the right to contract at a specified semolina price over a longer period of time, provided that Dakota Growers is able to secure sufficient raw material to cover JP Foodservice requirements for that additional period of time.

4. All price adjustments will be mutually agreed upon and set between the two parties prior to the start of every succeeding quarterly pricing period, as described above.

5. All other terms of sale are noted on the current net price list, which is attached as part of this Agreement.

C.  PRODUCT ORDERING: INVENTORY LEVELS

1. Product will be shipped within eight (8) working days after an order is received.

2.  Whenever possible, product will be ordered in full pallet quantities.

3. Finished goods inventories equal to one months normal usage will be maintained by Dakota Growers on a good-faith basis.

4. It is understood that because of the lead-time required, packaging material inventories equal to four (4) months or more of normal usage may need to be maintained by Dakota Growers.

D.  PROMOTIONAL PAYMENTS, ALLOWANCES, CHAIN REBATES

This is a met price program other than previously agreed upon chain account rebates as follows:

1.  ***** Paid quarterly direct to ***.

2.  *****   /lb. Paid quarterly to JP Foodservice.

3.  *****   /lb. Paid quarterly to JP Foodservice.

Additionally, Dakota Growers agrees to pay JP Foodservice a quarterly ***% label usage allowance covering Roseli dry pasta sold to ****.


[* - Confidential Treatment Requested]

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E.  FIVE YEAR CONTRACT INCENTIVE PROGRAM

1. Dakota Growers agrees to pay $***** per pound to JP Foodservice up to a maximum of $***** in return for a five (5) year commitment to provide all Roseli dry pasta products. The following payment schedule will be established:

         January 1 - June 30, 1997 - ***** per pound ($***** minimum)
                                     to be paid by 6/30/97

         July 1 - December 31, 1997 - ***** per pound ($***** minimum)
                                      to be paid by 12/31/97

         July 1, 1998  and every six (6) months thereafter - ***** per pound until maximum payment is reached.

In the event that for whatever reason this Agreement terminates prior to the end of the five years or December 31, 2001, JP Foodservice agrees to pay Dakota Growers a prorated amount of any monies that were paid in excess of the *** per pound prior to the termination of the Agreement.

2. The above incentive program is based on JP Foodservice's commitment to purchase **** pounds of Roseli dry pasta from Dakota Growers covering the five year period of January 1, 1997 - December 31, 2001, as follows:

         1/1/97 - 12/31/97  **** lbs.
         1/1/98 - 12/31/98  **** lbs.
         1/1/99 - 12/31/98  **** lbs.
         1/1/00 - 12/31/00  **** lbs.
         1/1/01 - 12/31/01  **** lbs.

3. It is further agreed that the **** pound commitment does not include any Roseli dry pasta sales made to current chain account customers as listed in Section D. However, JP Foodservice agrees to purchase a minimum of **** pounds, per month, of Roseli pasta from Dakota Growers during the contract period, to include all current chain account customers.

4. In the event of termination, JP Foodservice shall pay Dakota Growers its cost of existing packaging materials inventory up to four (4) months of normal useage.

F.  ENTIRETY AND INTERPRETATION OF AGREEMENT

1. This Agreement contains the entire understanding and all prior negotiations and understandings are superceded and merged into this Agreement.

2. This Agreement shall be construed in accordance with and governed by the laws of the State of North Dakota.

G.  DURATION OF AGREEMENT: EXCLUSIVITY

1. While this Agreement is in effect, JP Foodservice authorizes only Dakota Growers to pack Roseli brand dry pasta products.

2. This Agreement binds both parties through December 31, 2001, unless it is mutually agreed by both parties to terminate or amend it.

3. This Agreement may not be amended or modified orally at any time. However, this Agreement may be amended or modified by a written instrument if mutually agreed and signed by the parties hereto.

4. This Agreement may not be transferred or assigned, or any portion thereof, by JP Foodservice, Inc., without the written consent of Dakota Growers Pasta Company.


[* - Confidential Treatment Requested]


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Reviewed and accepted by:
DAKOTA GROWERS PASTA COMPANY
/s/ Timothy J. Dodd
Timothy Dodd, President and General Manager

/s/ Gary Mackintosh
Gary Mackintosh, Vice President, Sales & Marketing

Date 3/7/97

Reviewed and accepted by:
JP FOODSERVICE, INC.
/s/ Mark Kaiser
Mark Kaiser, Senior Vice President

/s/ Timothy Lee
Timothy Lee, Vice President, Procurement

Date 3/6/97






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